UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WCM Focused International Growth Fund

(Investor Class: WCMRX)

(Institutional Class: WCMIX)

WCM Focused Emerging Markets Fund

(Investor Class: WFEMX)

(Institutional Class: WCMEX)

WCM Focused Global Growth Fund

(Investor Class: WFGGX)

(Institutional Class: WCMGX)

WCM International Small Cap Growth Fund

(Institutional Class: WCMSX)

ANNUAL REPORT

APRIL 30, 2018

WCM Funds

Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedules of Investments	11
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Financial Highlights	35
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	56
Supplemental Information	57
Expense Examples	65

This report and the financial statements contained herein are provided for the general information of the shareholders of the WCM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus.

www.wcminvestfunds.com

281 Brooks Street

Laguna Beach

California 92651

949.380.0200

wcminvest.com

Dear Fellow Shareholders,

We believe that understanding (and periodically reviewing) the “how” and the “why” behind our investment approach serves the valuable function of guarding our temperament in the face of all the noise and fear that “the market” throws at us over time. To that end, and as is our habit, we are again starting this annual report by laying out some broad principles in letter form that aim to give you the basics of our philosophy, goals, strategies and limitations.

It starts with the philosophical underpinnings. First and foremost is the idea that if you desire to achieve a different result than the benchmark (and everyone else), you absolutely have to do something different. This may seem obvious, but surprisingly few are willing to take the career risk to actually do it.

Second, we observe that the best investors of history (among whom we aspire to be counted) think long term and partner with great businesses. Long-term thinking also means paying attention to where the world is going, recognizing that great people are critical to long-term success, and minimizing portfolio turnover.

Third, we are convinced that success—whether great investments, great businesses, or otherwise—is most often the result of recognizing and capitalizing on the few big ideas that really drive the opportunity. Said negatively, more and more data does not a better investor make. As evidence, ask yourself if the giant Wall Street firms with their armies of analysts are counted among the best investors of history.

Fourth, managing to wealth preservation—losing less in the down periods—is perhaps the surest path to long-term outperformance. Our shorthand is “winning by not losing.”

So, how does all that play out in the portfolios?

First is how it impacts portfolio construction. Thinking differently about building portfolios drives us to a focused, best ideas approach with roughly 30-to-40 holdings.

Partnering with great businesses for the long run (and still thinking differently) is the motive behind our “bottom-up” quest to find companies that enjoy a long growth runway and exhibit a strengthening competitive advantage. Further, that latter characteristic—almost by definition—causes two distinctives in construction: 1) our holdings tend to be high quality, historically profitable businesses, and 2) we tend to find more of those companies among large-cap growth stocks in the consumer, healthcare and tech sectors.

Taken together, these first two results (focus, quality businesses in growth sectors) translate into a portfolio construction difference that, in our opinion, explains a good portion of the strategies’ historical excess return.

In fact, we refer to this as our “structural advantage”. It’s based on our belief that growing global consumer prosperity (a large-scale trend that should play out for several decades) means that these growth sectors, which are presently under-represented in the broad-based global indices, have been becoming—and in the long run, we believe, will inexorably become—larger weights in those global benchmarks. It’s simply the idea that wealthier consumers will do just what you’d think: spend more on consumer goods, technology and healthcare. That’s where the growth is most likely to be. And that trend provides a natural, long-term tailwind (advantage) to our portfolio strategies.

But second (and most importantly), all four of those philosophical underpinnings support and inform our primary distinction, stock selection. The essential elements here are principally two: 1) competitive advantage dynamics (improving? deteriorating?), and 2) the role corporate culture plays in nurturing and sustaining that competitive advantage.

Then, with due respect to long-duration growth runways and valuation, a portfolio of these competitively-advantaged businesses is built using thoughtful, multi-factor diversification. This process, we believe, gives us the best chance of achieving our objective: long-term capital appreciation.

With that foundation laid, this note can proceed with some context regarding market conditions during the fiscal year ended 30 April 2018.

The so called “reflationary trade” we saw late in 2016 was not sustained in 2017 as more normalized market conditions took shape, with Growth outperforming Value and High Quality (ROE) outperforming Low Quality for the full year through the beginning of 2018. Non-US equities widely outperformed US equities—a reversal from recent years when US equities have dominated—with notably robust returns coming from EM equities, as represented by the MSCI Emerging Markets Index, which was the top performing major equity index.

Recently, volatility has returned. Both geo-political (e.g. North Korea, Russia) and geo-economic (e.g. tariffs, trade wars) threats have created instances of heightened turmoil in markets around the world as uncertainty impacted investor confidence. Inasmuch as pundits worldwide were surprised by the velocity of, and the rhetoric around, these events, the volatility was probably enhanced by 24/7 media headlines amplifying the uncertainty. In typical overreaction fashion, markets initially moved one way, only to reverse course shortly thereafter. This was especially visible in the so-called “style” indices (i.e., value and growth styles). As is usually the case, these multiple changes in leadership between “growth” and “value” stocks offered several moments of opportunity. Overall, we endured the volatility well, with minimal portfolio turnover.

Still, in spite of fluctuations like those noted above, we believe that the substantive trends—growing global prosperity, the proliferation of technology, etc.—support the long-term advantage of large-cap growth companies with a global reach. Opportunities to buy those kinds of businesses need to be taken when they’re offered, and times like this are welcomed for that reason.

Now to the specifics of our funds.

The WCM Focused International Growth Fund (“FIG”; Institutional Class symbol WCMIX; Investor Class symbol WCMRX) logged a positive fiscal year, returning +15.30% / +14.98%, respectively, for the 12-month period ending April 30, 2018. The benchmark for FIG, the MSCI ACWI ex USA Index, returned 15.91% for the same period, so FIG underperformed by roughly 61 / 93 basis points, respectively (bps; one basis point equals 0.01%). Portfolio sector weights changed moderately: Technology and Industrials were increased by about 5% and 4%, respectively. Staples was reduced by about 4%.

Industrials and Technology are the largest overweight sectors at the end of the year, with Health Care third. Good stock selection, combined with the overweight, meant Technology was the largest contributor to returns for FIG. Financials remains the largest underweight, with Energy and Telecom second and third largest. While sector allocation was a modest detractor to returns, positive stock selection wasn’t enough to overcome it, resulting in our slight underperformance.

The WCM Focused Emerging Markets Fund (“FEM”; Institutional Class symbol WCMEX; Investor Class symbol WFEMX) completed its fiscal year with a positive return, up 21.79% / 21.87%, respectively, for the 12-month period ending April 30, 2018. The benchmark for FEM, the MSCI Emerging Markets Index, continued to build on last fiscal year’s positive performance with a similarly positive return of 21.71% in this most recent fiscal year. That means FEM was 8 / 16 bps, respectively, ahead of its benchmark.

Changes in sector weights include a reduction in Staples and Healthcare of about 11% and 4%, respectively, and an increase in Technology of about 11%. Technology is now our largest overweight, followed by Staples, Health Care and Industrials. Financials is by far our largest underweight, with Energy and Materials after that. For this most recently completed fiscal year, selection was a detractor, with allocation just about balancing it out. Our overweight to Staples and stock selection in Discretionary had the largest impacts, with allocation in Technology and strong stock selection in Industrials offsetting that weakness.

The WCM Focused Global Growth Fund (“FGG”; Institutional Class symbol WCMGX; Investor Class symbol WFGGX) completed another positive fiscal year, returning 17.13% / 16.81%, respectively, for the 12-month period ending April 30, 2018. The benchmark for FGG, the MSCI ACWI Index, returned 14.16% for this most recent fiscal year, so FGG was roughly 297 / 265 bps, respectively, ahead of the benchmark for this fiscal year.

Portfolio sector weights changed slightly: Health Care, Financials, and Staples each increased by roughly 3%, while Materials was reduced by approximately 6%. Technology remains our largest overweight relative to benchmark, followed by Health Care and Discretionary; Financials remains our largest underweight. From the allocation perspective, the overweight to Technology was a positive contributor to results, as were our modest underweights to Staples and Telecom. Strong stock selection once again drove the majority of outperformance, and was best in Technology and Healthcare.

Finally, the WCM International Small Cap Growth Fund (“SIG”; Institutional Class symbol WCMSX) completed its fiscal year with a positive return of 29.18%. The benchmark for SIG, the MSCI ACWI ex USA Small Cap Index, returned 18.44% for the same period, so SIG was 1,074 bps ahead of its benchmark.

During the fiscal year the sector weight in Industrials was increased by about 9%, while the weights in the Consumer sectors, Staples and Discretionary, were reduced by about 6% and 4%, respectively. The bulk of the outperformance was due first to good stock selection, primarily in Financials, Industrials, and Technology, and second to our overweights in Technology and Healthcare.

Thank you for your confidence and trust,

WCM Investment Management

June 4, 2018

IMPORTANT INFORMATION

Foreign investments present risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The MSCI ACWI Index captures large and mid cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 833 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country. The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 large Developed Markets countries (excluding the U.S.). One cannot invest directly in an index.

The views in this report were those of the Fund managers as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

WCM Focused International Growth Fund

FUND PERFORMANCE at April 30, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World ex USA Index (MSCI ACWI ex USA). The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

				Since	Inception
Average Annual Total Returns as of April 30, 2018	1 Year	3 Years	5 Years	Inception	Date
Investor Class shares	14.98%	8.64%	8.81%	9.13%	8/31/11
Institutional Class shares	15.30%	8.90%	9.08%	7.88%	5/31/11
MSCI ACWI ex USA Index	15.91%	5.01%	5.46%	4.27%	5/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Expense ratios for the Investor Class and Institutional Class shares were 1.28% and 1.03%, respectively, which were stated in the current prospectus dated September 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Emerging Markets Fund

FUND PERFORMANCE at April 30, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI Emerging Markets Index (MSCI EM). The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the emerging markets. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

			Since	Inception
Average Annual Total Returns as of April 30, 2018	1 Year	3 Years	Inception	Date
Investor Class shares	21.87%	8.80%	4.99%	6/28/13
Institutional Class shares	21.79%	8.81%	5.09%	6/28/13
MSCI EM Index	21.71%	6.00%	6.91%	6/28/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 2.60% and 1.66%, respectively, and for the Institutional Class shares were 2.35% and 1.41%, respectively, which were stated in the current prospectus dated September 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

WCM Focused Emerging Markets Fund

FUND PERFORMANCE at April 30, 2018 (Unaudited) - Continued

In addition to its contractual expense limitation agreement, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) for the Fund through October 31, 2018. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Global Growth Fund

FUND PERFORMANCE at April 30, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI). The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI Index captures large to mid-cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. This index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2018	1 Year	3 Years	Since Inception	Inception Date
Investor Class shares	16.81%	11.04%	12.12%	6/28/13
Institutional Class shares	17.13%	11.21%	12.31%	6/28/13
MSCI ACWI Index	14.16%	7.43%	9.84%	6/28/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 5.53% and 1.41%, respectively, and the Institutional Class shares were 5.28% and 1.16%, respectively, which were stated in the current prospectus dated September 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

WCM Focused Global Growth Fund

FUND PERFORMANCE at April 30, 2018 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM International Small Cap Growth Fund

FUND PERFORMANCE at April 30, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World ex USA Small Cap Index (MSCI ACWI ex USA Small Cap). Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 large Developed Markets countries (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization set outside the U.S. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

		Since	Inception
Average Annual Total Returns as of April 30, 2018	1 Year	Inception	Date
Institutional Class shares	29.18%	18.42%	11/30/15
MSCI ACWI ex USA Small Cap Index	18.44%	14.27%	11/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Institutional Class shares were 19.61% and 1.41%, respectively, which were stated in the current prospectus dated September 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% of the average daily net assets of the Institutional Class Shares of the Fund. This agreement is in effect until August 31, 2027 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused International Growth Fund

SCHEDULE OF INVESTMENTS

As of April 30, 2018

Number of Shares		Value

	Common Stocks – 93.6%
	Australia – 4.1%
1,811,824	CSL Ltd.	$232,072,380

	Brazil – 1.6%
4,661,788	Raia Drogasil S.A.	91,527,112

	Canada – 8.7%
1,164,003	Canadian Pacific Railway Ltd.	212,360,707
917,490	Dollarama, Inc.	105,611,388
1,339,185	Shopify, Inc.*	178,955,292
		496,927,387
	China – 6.6%
23,048,400	AIA Group Ltd.	205,986,981
3,550,710	Tencent Holdings Ltd.	174,562,181
		380,549,162
	Denmark – 2.8%
1,766,134	Chr Hansen Holding A/S	160,098,300

	France – 11.9%
948,762	Essilor International Cie Generale d'Optique S.A.	129,588,447
235,169	Hermes International	152,067,642
649,141	LVMH Moet Hennessy Louis Vuitton S.E.	225,905,928
1,050,225	Pernod Ricard S.A.	174,425,365
		681,987,382
	Germany – 3.5%
813,253	adidas A.G.	199,870,109

	India – 3.3%
1,951,337	HDFC Bank Ltd. - ADR	186,957,598

	Ireland – 8.2%
1,457,708	Accenture PLC - Class A	220,405,449
1,175,346	ICON PLC*	138,255,950
992,073	Ryanair Holdings PLC - ADR*	109,098,268
		467,759,667
	Italy – 4.1%
1,075,517	Ferrari N.V.	131,939,350
1,682,945	Luxottica Group S.p.A.	104,990,080
		236,929,430
	Japan – 9.3%
705,600	FANUC Corp.	151,147,025
412,940	Keyence Corp.	251,802,395

WCM Focused International Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Japan (Continued)
1,501,350	Sysmex Corp.	$132,625,227
		535,574,647
	Mexico – 2.6%
54,328,123	Wal-Mart de Mexico S.A.B. de C.V.	150,968,744

	Netherlands – 2.5%
1,186,294	Core Laboratories N.V.	145,261,700

	Spain – 1.0%
1,859,089	Industria de Diseno Textil S.A.	57,627,718

	Sweden – 4.7%
3,912,904	Atlas Copco A.B. - A Shares	153,018,466
2,045,460	Hexagon A.B. - B Shares	118,101,997
		271,120,463
	Switzerland – 8.5%
1,482,372	Chubb Ltd.	201,113,410
2,330,601	Nestle S.A.	180,551,965
14,695	Sika A.G.	106,630,280
		488,295,655
	Taiwan – 3.3%
4,932,312	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	189,647,396

	United Kingdom – 6.9%
8,937,616	Compass Group PLC	191,730,565
8,840,830	Experian PLC	202,555,294
		394,285,859
	Total Common Stocks (Cost $4,348,224,587)	5,367,460,709

Principal Amount

	Short-Term Investments – 6.2%
$357,468,329	UMB Money Market II Special, 1.48%[1]	357,468,329

	Total Short-Term Investments (Cost $357,468,329)	357,468,329

WCM Focused International Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Value

Total Investments – 99.8% (Cost $4,705,692,916)	$5,724,929,038
Other Assets in Excess of Liabilities – 0.2%	13,891,287
Total Net Assets – 100.0%	$5,738,820,325

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund

SUMMARY OF INVESTMENTS

As of April 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	20.5%
Industrials	15.5%
Consumer Staples	15.0%
Technology	13.7%
Health Care	11.0%
Financials	10.4%
Communications	3.1%
Energy	2.5%
Materials	1.9%
Total Common Stocks	93.6%
Short-Term Investments	6.2%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund

SCHEDULE OF INVESTMENTS

As of April 30, 2018

Number of Shares		Value

	Common Stocks – 94.6%
	Argentina – 2.2%
2,025	MercadoLibre, Inc.	$687,710

	Brazil – 9.5%
17,916	Embraer S.A. - ADR	451,841
38,300	Lojas Renner S.A.	356,521
44,435	Pagseguro Digital Ltd. - Class A*	1,476,575
34,381	Raia Drogasil S.A.	675,019
		2,959,956
	China – 29.3%
75,356	AIA Group Ltd.	673,468
8,076	Alibaba Group Holding Ltd. - ADR*	1,441,889
86,574	ANTA Sports Products Ltd.	494,005
5	China Literature Ltd.*1	40
9,139	Ctrip.com International Ltd. - ADR*	373,785
48,000	Hangzhou Hikvision Digital Technology Co., Ltd. - Class A	290,196
39,800	Hangzhou Tigermed Consulting Co., Ltd. - Class A	376,114
53,000	Hengan International Group Co., Ltd.	471,344
18,695	JD.com, Inc. - ADR*	682,554
588,000	Kingdee International Software Group Co., Ltd.*	570,807
294,000	Regina Miracle International Holdings Ltd.[1]	252,256
38,000	Shenzhou International Group Holdings Ltd.	414,814
41,790	Tencent Holdings Ltd.	2,054,506
220,000	TravelSky Technology Ltd. - Class H	642,621
4,115	YY, Inc. - ADR*	396,645
		9,135,044
	Czech Republic – 1.5%
10,604	Komercni banka A.S.	457,501

	India – 10.6%
17,317	Asian Paints Ltd.	311,031
929	Eicher Motors Ltd.	432,037
19,807	Godrej Consumer Products Ltd.	330,368
12,811	HDFC Bank Ltd. - ADR	1,227,422
36,611	Syngene International Ltd.[1]	341,146
42,827	UPL Ltd.	466,715
141,880	Vakrangee Ltd.	211,683
		3,320,402
	Indonesia – 2.3%
2,788,595	Kalbe Farma Tbk P.T.	301,042
15,269	Telekomunikasi Indonesia Persero Tbk P.T. - ADR	416,080
		717,122

WCM Focused Emerging Markets Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Luxembourg – 0.9%
6,179	Globant S.A.*	$278,117

	Mexico – 7.3%
281,561	Becle S.A.B. de C.V.*	476,944
45,372	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	240,275
2,775	Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	498,945
82,964	Regional S.A.B. de C.V.	530,023
190,384	Wal-Mart de Mexico S.A.B. de C.V.	529,045
		2,275,232
	Peru – 1.6%
2,111	Credicorp Ltd.	490,786

	Philippines – 0.7%
56,530	Security Bank Corp.	227,637

	Russia – 4.2%
39,462	Yandex N.V. - Class A*	1,316,452

	South Africa – 2.1%
38,265	Clicks Group Ltd.	655,954

	South Korea – 5.4%
2,653	Cafe24 Corp.*	336,081
2,371	Douzone Bizon Co., Ltd.	109,665
757	Hugel, Inc.*	355,331
827	Samsung Biologics Co., Ltd.*1	375,616
210	Samsung Electronics Co., Ltd.	521,043
		1,697,736
	Spain – 1.6%
173,683	Prosegur Cash S.A.[1]	507,563

	Switzerland – 3.2%
10,211	Luxoft Holding, Inc.*	412,014
13,444	Wizz Air Holdings PLC*1	590,314
		1,002,328
	Taiwan – 7.5%
30,000	Airtac International Group	520,543
47,174	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,813,840
		2,334,383
	Thailand – 1.2%
139,300	CP ALL PCL	383,266

WCM Focused Emerging Markets Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Turkey – 0.5%
36,167	Arcelik A.S.	$161,264

	United Arab Emirates – 2.0%
12,567	NMC Health PLC	614,041

	Vietnam – 1.0%
38,790	Vietnam Dairy Products JSC	314,560

	Total Common Stocks (Cost $23,070,268)	29,537,054

Principal Amount

	Short-Term Investments – 6.1%
$1,893,704	UMB Money Market II Special, 1.48%[2]	1,893,704

	Total Short-Term Investments (Cost $1,893,704)	1,893,704

	Total Investments – 100.7% (Cost $24,963,972)	31,430,758
	Liabilities in Excess of Other Assets – (0.7)%	(229,749)

	Total Net Assets – 100.0%	$31,201,009

ADR – American Depository Receipt

JSC – Joint Stock Company

PCL – Public Company Limited

PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,066,935 which represents 6.6% of Net Assets.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund

SUMMARY OF INVESTMENTS

As of April 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	21.4%
Consumer Discretionary	17.9%
Financials	17.0%
Consumer Staples	12.3%
Communications	9.1%
Health Care	7.6%
Industrials	6.8%
Materials	2.5%
Total Common Stocks	94.6%
Short-Term Investments	6.1%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund

SCHEDULE OF INVESTMENTS

As of April 30, 2018

Number of Shares		Value

	Common Stocks – 95.2%
	Argentina – 3.1%
3,247	MercadoLibre, Inc.	$1,102,714

	Canada – 2.8%
13,176	Canadian National Railway Co.	1,018,241

	China – 5.0%
154,000	Techtronic Industries Co., Ltd.	902,156
18,025	Tencent Holdings Ltd.	886,156
		1,788,312
	France – 4.4%
4,534	Essilor International S.A.	619,285
5,680	Pernod Ricard S.A.	943,356
		1,562,641
	India – 3.3%
12,188	HDFC Bank Ltd. - ADR	1,167,732

	Italy – 2.3%
6,854	Ferrari N.V.	840,816

	Japan – 3.6%
2,100	Keyence Corp.	1,280,537

	Netherlands – 2.2%
6,299	Core Laboratories N.V.	771,313

	Sweden – 2.3%
20,649	Atlas Copco A.B. - A Shares	807,502

	Switzerland – 4.5%
6,281	Chubb Ltd.	852,143
9,975	Nestle S.A.	772,765
		1,624,908
	Taiwan – 2.9%
26,688	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,026,154

	United Kingdom – 2.6%
43,114	Compass Group PLC	924,886
1	Reckitt Benckiser Group PLC	78
		924,964
	United States – 56.2%
10,410	Activision Blizzard, Inc.	690,703

WCM Focused Global Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Number of Shares		Value

	Common Stocks (Continued)
	United States (Continued)
10,544	Agilent Technologies, Inc.	$693,162
601	Amazon.com, Inc.*	941,244
13,289	Amphenol Corp. - Class A	1,112,422
36,201	Boston Scientific Corp.*	1,039,693
13,509	Cerner Corp.*	786,899
14,344	Charles Schwab Corp.	798,674
5,074	Cooper Cos., Inc.	1,160,474
6,573	Costco Wholesale Corp.	1,295,933
8,949	Crown Castle International Corp. - REIT	902,686
7,153	Ecolab, Inc.	1,035,540
4,905	Edwards Lifesciences Corp.*	624,701
5,560	Facebook, Inc. - Class A*	956,320
9,498	First Republic Bank	882,079
1,220	Mettler-Toledo International, Inc.*	683,115
10,634	Schlumberger Ltd.	729,067
5,670	Stryker Corp.	960,611
13,803	Tractor Supply Co.	938,604
3,814	Tyler Technologies, Inc.*	834,961
9,697	Verisk Analytics, Inc.*	1,032,246
10,252	Visa, Inc. - Class A	1,300,774
7,375	West Pharmaceutical Services, Inc.	650,549
		20,050,457
	Total Common Stocks (Cost $30,682,799)	33,966,291

Principal Amount

	Short-Term Investments – 4.6%
$1,642,280	UMB Money Market II Special, 1.48%[1]	1,642,280

	Total Short-Term Investments (Cost $1,642,280)	1,642,280

	Total Investments – 99.8% (Cost $32,325,079)	35,608,571
	Other Assets in Excess of Liabilities – 0.2%	55,876

	Total Net Assets – 100.0%	$35,664,447

ADR – American Depository Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund

SUMMARY OF INVESTMENTS

As of April 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	18.8%
Health Care	18.0%
Financials	16.6%
Technology	14.7%
Industrials	11.8%
Consumer Staples	8.4%
Energy	4.2%
Communications	2.7%
Total Common Stocks	95.2%
Short-Term Investments	4.6%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM International Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

As of April 30, 2018

Number of Shares		Value

	Common Stocks – 97.6%
	Australia – 4.3%
10,640	Afterpay Touch Group Ltd.*	$47,329
2,480	Bellamy's Australia Ltd.*	33,595
6,755	Netwealth Group Ltd.*	36,379
		117,303
	Brazil – 1.1%
1,500	Raia Drogasil S.A.	29,450

	Canada – 2.8%
1,100	Descartes Systems Group, Inc.*	32,511
651	Kinaxis, Inc.*	42,077
		74,588
	China – 3.5%
5,800	Hangzhou Tigermed Consulting Co., Ltd. - Class A	54,811
15,000	Vitasoy International Holdings Ltd.	39,778
		94,589
	Denmark – 3.5%
1,675	Ambu A/S - Class B	38,845
777	SimCorp A/S	56,332
		95,177
	France – 1.0%
645	ESI Group*	28,074

	Germany – 10.4%
463	Aumann A.G.*1	27,899
635	AURELIUS Equity Opportunities S.E. & Co. KGaA	47,989
879	Delivery Hero A.G.*1	41,871
206	Isra Vision A.G.	45,363
349	Nemetschek S.E.	41,823
1,605	RIB Software S.E.	42,531
104	XING S.E.	32,236
		279,712
	India – 2.3%
4,325	Syngene International Ltd.[1]	40,301
14,948	Vakrangee Ltd.	22,302
		62,603
	Ireland – 3.5%
328	ICON PLC*	38,583

WCM International Small Cap Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Ireland (Continued)
2,272	Keywords Studios PLC	$56,862
		95,445
	Italy – 2.9%
2,840	Brembo S.p.A.	41,840
1,163	Interpump Group S.p.A.	36,944
		78,784
	Japan – 16.8%
1,100	Asahi Intecc Co., Ltd.	38,370
480	GMO Payment Gateway, Inc.	47,501
485	Harmonic Drive Systems, Inc.	23,095
500	M&A Capital Partners Co., Ltd.*	36,073
1,120	MonotaRO Co., Ltd.	39,039
2,000	Nihon M&A Center, Inc.	58,373
1,175	Pigeon Corp.	55,077
600	Seed Co., Ltd.	40,227
1,035	SMS Co., Ltd.	39,186
1,750	Start Today Co., Ltd.	50,529
1,525	Yume No. Machi Souzou Iinkai Co., Ltd.	26,402
		453,872
	Jersey – 1.2%
3,877	Sanne Group PLC	33,145

	Luxembourg – 1.3%
609	Corestate Capital Holding S.A.	33,756

	Malaysia – 1.3%
50,800	My EG Services Bhd	33,685

	Mexico – 2.1%
1,399	Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B	25,159
5,000	Regional S.A.B. de C.V.	31,943
		57,102
	Netherlands – 3.7%
624	Shop Apotheke Europe N.V.*1	29,305
582	Takeaway.com N.V.*1	33,876
1,882	Wessanen	37,970
		101,151
	South Korea – 6.9%
375	Cafe24 Corp.*	47,505
474	Dentium Co., Ltd.	34,700
848	Douzone Bizon Co., Ltd.	39,004
60	Hugel, Inc.*	28,164

WCM International Small Cap Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Number of Shares		Value

	Common Stocks (Continued)
	South Korea (Continued)
55	Medy-Tox, Inc.	$35,746
		185,119
	Sweden – 9.1%
4,475	Biotage A.B.	45,763
4,907	Boozt A.B.*1	43,980
1,285	CTT Systems A.B.	27,823
1,389	Indutrade A.B.	32,758
3,925	Medicover A.B.*	30,646
628	Probi A.B.	35,069
389	Vitrolife A.B.	28,477
		244,516
	Switzerland – 5.6%
55	dormakaba Holding A.G.*	42,543
417	VAT Group A.G.*1	61,500
1,080	Wizz Air Holdings PLC*1	47,422
		151,465
	Taiwan – 1.2%
5,067	Sunny Friend Environmental Technology Co., Ltd.	33,198

	United Kingdom – 13.1%
2,958	Abcam PLC	49,588
739	ASOS PLC*	59,189
7,534	Clipper Logistics PLC	46,776
6,218	GB Group PLC	42,372
1,962	Halma PLC	32,920
3,047	Just Eat PLC*	32,437
13,531	Medica Group PLC	21,794
4,635	Ocado Group PLC*	34,259
449	Spirax-Sarco Engineering PLC	35,591
		354,926
	Total Common Stocks (Cost $2,125,207)	2,637,660

Principal Amount

	Short-Term Investments – 7.2%
$195,429	UMB Money Market II Special, 1.48%[2]	195,429

	Total Short-Term Investments (Cost $195,429)	195,429

WCM International Small Cap Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Value

Total Investments – 104.8% (Cost $2,320,636)	$2,833,089
Liabilities in Excess of Other Assets – (4.8)%	(128,569)

Total Net Assets – 100.0%	$2,704,520

PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $326,154 which represents 12.1% of Net Assets.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM International Small Cap Growth Fund

SUMMARY OF INVESTMENTS

As of April 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	20.8%
Consumer Discretionary	18.6%
Industrials	15.7%
Financials	13.3%
Technology	12.0%
Consumer Staples	10.8%
Communications	6.4%
Total Common Stocks	97.6%
Short-Term Investments	7.2%
Total Investments	104.8%
Liabilities in Excess of Other Assets	(4.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2018

	WCM Focused International Growth Fund	WCM Focused Emerging Markets Fund
Assets:
Investments, at cost	$4,705,692,916	$24,963,972
Foreign currency, at cost	—	308
Investments, at value	$5,724,929,038	$31,430,758
Foreign currency, at value	—	300
Receivables:
Investment securities sold	—	226,811
Fund shares sold	8,197,769	131
Dividends and interest	17,612,571	47,444
Due from Advisor	—	28,961
Prepaid expenses	110,150	20,347
Total assets	5,750,849,528	31,754,752

Liabilities:
Payables:
Investment securities purchased	—	441,931
Fund shares redeemed	5,993,592	10,221
Advisory fees	3,989,214	—
Shareholder servicing fees (Note 7)	677,211	5,532
Distribution fees (Note 8)	36,725	1,808
Fund administration fees	422,035	7,034
Custody fees	323,217	11,887
Fund accounting fees	152,685	17,296
Transfer agent fees and expenses	105,215	8,635
Shareholder reporting fees	54,587	1,687
Auditing fees	18,250	18,252
Legal Fees	3,746	3,626
Trustees' Deferred Compensation (Note 3)	3,092	868
Trustees' fees and expenses	1,792	525
Chief Compliance Officer fees	840	623
Offering costs - Advisor	—	—
Non-U.S. Taxes	—	21,952
Accrued other expenses	247,002	1,866
Total liabilities	12,029,203	553,743

Net Assets	$5,738,820,325	$31,201,009

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$4,582,186,537	$24,925,512
Accumulated net investment income (loss)	13,193,102	106,149
Accumulated net realized gain (loss) on investments and foreign currency transactions	124,228,825	(274,225)
Net unrealized appreciation (depreciation) on:
Investments	1,019,236,122	6,444,834 *
Foreign currency translations	(24,261)	(1,261)
Net Assets	$5,738,820,325	$31,201,009

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$162,025,359	$8,949,783
Shares of beneficial interest issued and outstanding	10,208,579	720,164
Net asset value, offering and redemption price per share	$15.87	$12.43

Institutional Class:
Net assets applicable to shares outstanding	$5,576,794,966	$22,251,226
Shares of beneficial interest issued and outstanding	349,944,293	1,783,902
Net asset value, offering and redemption price per share	$15.94	$12.47

*	Net of deferred non-U.S. taxes.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of April 30, 2018

	WCM Focused Global Growth Fund	WCM International Small Cap Growth Fund
Assets:
Investments, at cost	$32,325,079	$2,320,636
Foreign currency, at cost	—	6,401
Investments, at value	$35,608,571	$2,833,089
Foreign currency, at value	—	6,384
Receivables:
Investment securities sold	—	—
Fund shares sold	67,185	15,000
Dividends and interest	52,159	5,213
Due from Advisor	—	14,186
Prepaid expenses	18,722	5,958
Total assets	35,746,637	2,879,830

Liabilities:
Payables:
Investment securities purchased	—	88,321
Fund shares redeemed	3,448	—
Advisory fees	11,848	—
Shareholder servicing fees (Note 7)	3,607	2,067
Distribution fees (Note 8)	719	—
Fund administration fees	6,757	5,867
Custody fees	6,332	7,986
Fund accounting fees	13,535	14,741
Transfer agent fees and expenses	8,193	5,645
Shareholder reporting fees	1,332	2,016
Auditing fees	18,250	18,248
Legal Fees	3,834	4,241
Trustees' Deferred Compensation (Note 3)	866	857
Trustees' fees and expenses	588	226
Chief Compliance Officer fees	732	524
Offering costs - Advisor	—	23,281
Non-U.S. Taxes	—	—
Accrued other expenses	2,149	1,290
Total liabilities	82,190	175,310

Net Assets	$35,664,447	$2,704,520

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$32,132,840	$1,973,293
Accumulated net investment income (loss)	—	(750)
Accumulated net realized gain (loss) on investments and foreign currency transactions	248,231	219,528
Net unrealized appreciation (depreciation) on:
Investments	3,283,492	512,453
Foreign currency translations	(116)	(4)
Net Assets	$35,664,447	$2,704,520

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$3,539,787	$—
Shares of beneficial interest issued and outstanding	236,688	—
Net asset value, offering and redemption price per share	$14.96	$—

Institutional Class:
Net assets applicable to shares outstanding	$32,124,660	$2,704,520
Shares of beneficial interest issued and outstanding	2,133,520	182,844
Net asset value, offering and redemption price per share	$15.06	$14.79

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2018

	WCM Focused	WCM Focused
	International Growth Fund	Emerging Markets Fund
Investment Income:
Dividends (net of foreign withholding taxes of $7,336,710 and $37,914, respectively)	$71,101,179	$308,779
Interest	2,906,172	8,554
Total investment income	74,007,351	317,333

Expenses:
Advisory fees	41,667,537	292,250
Shareholder Servicing fees (Note 7)	4,166,579	11,891
Fund administration fees	2,567,342	42,889
Custody fees	1,203,268	51,663
Fund accounting fees	572,576	68,250
Distribution fees (Note 8)	426,054	20,441
Transfer agent fees and expenses	393,464	32,196
Miscellaneous	318,750	3,231
Registration fees	188,549	36,372
Shareholder reporting fees	142,348	1,755
Legal fees	32,549	15,455
Trustees' fees and expenses	26,488	6,514
Auditing fees	18,257	18,248
Insurance fees	12,268	1,151
Chief Compliance Officer fees	5,521	5,133
Broker fees	1,149	—

Total expenses	51,742,699	607,439
Advisory fees waived	—	(292,250)
Other expenses absorbed	—	(315,189)
Net expenses	51,742,699	—
Net investment income (loss)	22,264,652	317,333

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	127,126,579	1,666,199 [1]
Foreign currency transactions	(233,230)	(22,398)
Net realized gain	126,893,349	1,643,801
Net change in unrealized appreciation/depreciation on:
Investments	492,979,818	3,449,362 [2]
Foreign currency translations	(112,144)	(1,455)
Net change in unrealized appreciation/depreciation	492,867,674	3,447,907
Net realized and unrealized gain on investments and foreign currency	619,761,023	5,091,708

Net Increase in Net Assets from Operations	$642,025,675	$5,409,041

[1]	Net of non-U.S. taxes $45,478.
[2]	Net of non-U.S. taxes $21,952.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued

For the Year Ended April 30, 2018

	WCM Focused Global Growth Fund	WCM International Small Cap Growth Fund
Investment Income:
Dividends (net of foreign withholding taxes of $15,381 and $2,469, respectively)	$239,210	$21,513
Interest	12,496	816
Total investment income	251,706	22,329

Expenses:
Advisory fees	184,420	21,910
Shareholder servicing fees (Note 7)	16,942	1,480
Fund administration fees	40,393	41,828
Custody fees	24,722	30,994
Fund accounting fees	51,444	61,445
Distribution fees (Note 8)	7,889	—
Transfer agent fees and expenses	31,151	19,909
Miscellaneous	3,918	1,828
Registration fees	38,740	21,108
Shareholder reporting fees	3,039	333
Legal fees	15,956	16,678
Trustees' fees and expenses	6,514	6,514
Auditing fees	18,248	18,252
Insurance fees	1,163	1,154
Chief Compliance Officer fees	5,325	5,325
Broker fees	—	—

Total expenses	449,864	248,758
Advisory fees waived	(184,420)	(21,910)
Other expenses absorbed	(8,044)	(196,175)
Net expenses	257,400	30,673
Net investment income (loss)	(5,694)	(8,344)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	613,593	250,947
Foreign currency transactions	698	(117)
Net realized gain	614,291	250,830
Net change in unrealized appreciation/depreciation on:
Investments	2,302,254	283,200
Foreign currency translations	(240)	3
Net change in unrealized appreciation/depreciation	2,302,014	283,203
Net realized and unrealized gain on investments and foreign currency	2,916,305	534,033

Net Increase in Net Assets from Operations	$2,910,611	$525,689

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused International Growth Fund

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase in Net Assets from:
Operations:
Net investment income	$22,264,652	$18,859,942
Net realized gain on investments and foreign currency transactions	126,893,349	46,039,444
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	492,867,674	395,488,371
Net increase in net assets resulting from operations	642,025,675	460,387,757

Distributions to Shareholders:
From net investment income:
Investor class	(461,292)	(279,893)
Institutional class	(22,525,811)	(13,720,383)
From net realized gain:
Investor class	(18,176)	(1,467,805)
Institutional class	(498,416)	(42,883,776)
Total distributions to shareholders	(23,503,695)	(58,351,857)

Capital Transactions:
Net proceeds from shares sold:
Investor class	95,692,323	69,859,082
Institutional class	2,007,668,856	1,410,854,540
Reinvestment of distributions:
Investor class	399,315	1,260,594
Institutional class	21,116,751	51,413,703
Cost of shares redeemed:
Investor class[1]	(78,124,337)	(24,134,311)
Institutional class[2]	(713,596,362)	(405,896,873)
Net increase in net assets from capital transactions	1,333,156,546	1,103,356,735

Total increase in net assets	1,951,678,526	1,505,392,635

Net Assets:
Beginning of period	3,787,141,799	2,281,749,164
End of period	$5,738,820,325	$3,787,141,799

Accumulated net investment income	$13,193,102	$11,606,551

Capital Share Transactions:
Shares sold:
Investor class	6,339,991	5,466,494
Institutional class	130,790,064	111,258,862
Shares reinvested:
Investor class	25,913	104,614
Institutional class	1,365,896	4,256,101
Shares redeemed:
Investor class	(4,990,465)	(1,930,757)
Institutional class	(46,115,297)	(32,103,248)
Net increase in capital share transactions	87,416,102	87,052,066

[1]	Net of redemption fees of $11,678 and $2,066, respectively.
[2]	Net of redemption fees of $105,649 and $42,456, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused
	Emerging Markets Fund

	For the Year Ended	For the Year Ended
	April 30, 2018	April 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$317,333	$227,687
Net realized gain (loss) on investments and foreign currency transactions	1,643,801	(778,026)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	3,447,907	2,521,550
Net increase in net assets resulting from operations	5,409,041	1,971,211

Distributions to Shareholders:
From net investment income:
Investor class	(63,771)	(42,333)
Institutional class	(155,147)	(115,212)
Total distributions to shareholders	(218,918)	(157,545)

Capital Transactions:
Net proceeds from shares sold:
Investor class	1,373,403	1,014,510
Institutional class	3,731,348	10,309,974
Reinvestment of distributions:
Investor class	63,771	42,333
Institutional class	150,691	112,019
Cost of shares redeemed:
Investor class[1]	(892,230)	(352,747)
Institutional class	(5,128,710)	(2,887,283)
Net increase (decrease) in net assets from capital transactions	(701,727)	8,238,806

Total increase in net assets	4,488,396	10,052,472

Net Assets:
Beginning of period	26,712,613	16,660,141
End of period	$31,201,009	$26,712,613

Accumulated net investment income	$106,149	$68,896

Capital Share Transactions:
Shares sold:
Investor class	114,207	107,516
Institutional class	304,756	1,062,102
Shares reinvested:
Investor class	5,400	4,719
Institutional class	12,706	12,447
Shares redeemed:
Investor class	(75,919)	(36,516)
Institutional class	(448,369)	(319,625)
Net increase (decrease) in capital share transactions	(87,219)	830,643

[1]	Net of redemption fees of $50 and $1, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused Global Growth Fund

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income gain (loss)	$(5,694)	$70,568
Net realized gain (loss) on investments and foreign currency transactions	614,291	(67,801)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,302,014	978,433
Net increase in net assets resulting from operations	2,910,611	981,200

Distributions to Shareholders:
From net investment income:
Investor class	(8,323)	(50,321)
Institutional class	(47,509)	(20,821)
From net realized gain:
Investor class	(41,156)	(246,765)
Institutional class	(234,915)	(101,557)
Total distributions to shareholders	(331,903)	(419,464)

Capital Transactions:
Net proceeds from shares sold:
Investor class	1,144,784	2,838,802
Institutional class	24,252,800	11,265,566
Reinvestment of distributions:
Investor class	49,479	297,086
Institutional class	65,323	66,586
Cost of shares redeemed:
Investor class[1]	(581,637)	(815,821)
Institutional class[2]	(6,130,598)	(659,034)
Net increase in net assets from capital transactions	18,800,151	12,993,185

Total increase in net assets	21,378,859	13,554,921

Net Assets:
Beginning of period	14,285,588	730,667
End of period	$35,664,447	$14,285,588

Accumulated net investment income	$—	$55,809

Capital Share Transactions:
Shares sold:
Investor class	78,690	208,590
Institutional class	1,655,119	917,287
Shares reinvested:
Investor class	3,405	25,028
Institutional class	4,471	5,586
Shares redeemed:
Investor class	(39,710)	(66,278)
Institutional class	(427,023)	(51,929)
Net increase in capital share transactions	1,274,952	1,038,284

[1]	Net of redemption fees of $203 and $926, respectively.
[2]	Net of redemption fees of $86 and $1,245, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM International Small Cap Growth Fund

	For the	For the
	Year Ended	Year Ended
	April 30, 2018	April 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(8,344)	$(3,133)
Net realized gain on investments and foreign currency transactions	250,830	7,021
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	283,203	210,559
Net increase from payments by affiliates (Note 3)	—	1,927
Net increase in net assets resulting from operations	525,689	216,374

Distributions to Shareholders:
From net realized gain:
Institutional class	(24,256)	—
Total distributions to shareholders	(24,256)	—

Capital Transactions:
Net proceeds from shares sold:
Institutional class	426,200	915,178
Reinvestment of distributions:
Institutional class	24,256	—
Cost of shares redeemed:
Institutional class[1]	(2,687)	—
Net increase in net assets from capital transactions	447,769	915,178

Total increase in net assets	949,202	1,131,552

Net Assets:
Beginning of period	1,755,318	623,766
End of period	$2,704,520	$1,755,318

Accumulated net investment loss	$(750)	$(2,780)

Capital Share Transactions:
Shares sold:
Institutional class	29,713	89,627
Shares reinvested:
Institutional class	1,790	—
Shares redeemed:
Institutional class	(187)	—
Net increase in capital share transactions	31,316	89,627

[1]	Net of redemption fees of $27 and $0, respectively.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.84	$12.25	$12.76	$11.83	$10.84
Income from Investment Operations:
Net investment income *	0.03	0.05	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	1.77	(0.45)	0.92	1.04
Total from investment operations	2.07	1.82	(0.40)	0.97	1.07

Less Distributions:
From net investment income	(0.04)	(0.04)	- [1]	- [1]	- [1]
From net realized gain	- [1]	(0.19)	(0.11)	(0.04)	(0.08)
Total distributions	(0.04)	(0.23)	(0.11)	(0.04)	(0.08)

Redemption fee proceeds	- [1]	- [1]	- [1]	- [1]	- [1]

Net asset value, end of period	$15.87	$13.84	$12.25	$12.76	$11.83

Total return[2]	14.98%	15.11%	(3.11)%	8.23%	9.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$162,025	$122,225	$63,619	$73,267	$55,199

Ratio of expenses to average net assets	1.30%	1.27%	1.28%	1.29%	1.33%
Ratio of net investment income to average net assets	0.21%	0.41%	0.40%	0.38%	0.22%

Portfolio turnover rate	26%	21%	26%	26%	36%

*	Calculated based on average shares outstanding for the period.
[1]	Amount represents less than $0.01 per share.
[2]	Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.89	$12.29	$12.81	$11.87	$10.88
Income from Investment Operations:
Net investment income*	0.07	0.08	0.08	0.08	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	2.05	1.77	(0.45)	0.93	1.05
Total from investment operations	2.12	1.85	(0.37)	1.01	1.10

Less Distributions:
From net investment income	(0.07)	(0.06)	(0.04)	(0.03)	(0.03)
From net realized gain	- [1]	(0.19)	(0.11)	(0.04)	(0.08)
Total distributions	(0.07)	(0.25)	(0.15)	(0.07)	(0.11)

Redemption fee proceeds	- [1]	- [1]	- [1]	- [1]	- [1]

Net asset value, end of period	$15.94	$13.89	$12.29	$12.81	$11.87

Total return[2]	15.30%	15.38%	(2.91)%	8.51%	10.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,576,795	$3,664,917	$2,218,130	$1,076,426	$562,861

Ratio of expenses to average net assets	1.05%	1.02%	1.03%	1.04%	1.08%
Ratio of net investment income to average net assets	0.46%	0.66%	0.64%	0.63%	0.47%

Portfolio turnover rate	26%	21%	26%	26%	36%

*	Calculated based on average shares outstanding for the period.
[1]	Amount represents less than $0.01 per share.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,				For the Period
					June 28, 2013*
	2018	2017	2016	2015	through April 30, 2014
Net asset value, beginning of period	$10.28	$9.44	$9.83	$10.26	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.13	0.11	0.07	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.11	0.80	(0.43)	(0.40)	0.32
Total from investment operations	2.24	0.91	(0.36)	(0.43)	0.26

Less Distributions:
From net investment income	(0.09)	(0.07)	(0.03)	-	-
From net realized gain	-	-	-	- [2]	-
Total distributions	(0.09)	(0.07)	(0.03)	-	-

Redemption Fee Proceeds[1]	- [2]	- [2]	-	-	-

Net asset value, end of period	$12.43	$10.28	$9.44	$9.83	$10.26

Total return[3]	21.87%	9.71%	(3.69)%	(4.19)%	2.60%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,950	$6,955	$5,671	$5,245	$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.26%	2.59%	3.16%	4.74%	34.74%[5]
After fees waived and expenses absorbed	0.00%	0.00%	0.29%	1.65%	1.65%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.17)%	(1.47)%	(2.10)%	(3.37)%	(33.77)%[5]
After fees waived and expenses absorbed	1.09%	1.12%	0.77%	(0.28)%	(0.68)%[5]
Portfolio turnover rate	47%	50%	49%	37%	19%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,				For the Period
					June 28, 2013*
	2018	2017	2016	2015	through April 30, 2014
Net asset value, beginning of period	$10.32	$9.47	$9.87	$10.28	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.13	0.11	0.07	- [2]	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.11	0.81	(0.43)	(0.41)	0.32
Total from investment operations	2.24	0.92	(0.36)	(0.41)	0.28

Less Distributions:
From net investment income	(0.09)	(0.07)	(0.04)	-	-
From net realized gain	-	-	-	- [2]	-
Total distributions	(0.09)	(0.07)	(0.04)	-	-

Net asset value, end of period	$12.47	$10.32	$9.47	$9.87	$10.28

Total return[3]	21.79%	9.79%	(3.65)%	(3.99)%	2.80%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,251	$19,758	$10,989	$8,532	$1,220

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.01%	2.34%	2.91%	4.49%	34.49%[5]
After fees waived and expenses absorbed	0.00%	0.00%	0.24%	1.40%	1.40%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.92)%	(1.22)%	(1.85)%	(3.12)%	(33.52)%[5]
After fees waived and expenses absorbed	1.09%	1.12%	0.82%	(0.03)%	(0.43)%[5]
Portfolio turnover rate	47%	50%	49%	37%	19%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,				For the Period
					June 28, 2013*
	2018	2017	2016	2015	through April 30, 2014
Net asset value, beginning of period	$13.00	$12.80	$12.54	$11.31	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.04)	0.17	0.02	0.01	- [2]
Net realized and unrealized gain on investments and foreign currency	2.22	1.52	0.29	1.37	1.30
Total from investment operations	2.18	1.69	0.31	1.38	1.30

Less Distributions:
From net investment income	(0.04)	(0.25)	-	-	-
From net realized gain	(0.18)	(1.25)	(0.05)	(0.15)	-
Total distributions	(0.22)	(1.50)	(0.05)	(0.15)	-

Redemption Fee Proceeds[1]	- [2]	0.01	- [2]	-	0.01

Net asset value, end of period	$14.96	$13.00	$12.80	$12.54	$11.31

Total return[3]	16.81%	14.40%	2.45%	12.33%	13.10%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,540	$2,526	$345	$122	$119

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.29%	5.52%	2.28%	64.67%	119.39%[5]
After fees waived and expenses absorbed	1.40%	0.00%	0.83%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.13)%	(4.22)%	(1.28)%	(63.12)%	(117.84)%[5]
After fees waived and expenses absorbed	(0.24)%	1.30%	0.17%	0.05%	0.05%[5]
Portfolio turnover rate	38%	46%	233%	42%	97%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,				For the Period
					June 28, 2013*
	2018	2017	2016	2015	through April 30, 2014
Net asset value, beginning of period	$13.05	$12.85	$12.57	$11.33	$10.00
Income from Investment Operations:
Net investment income[1]	- [2]	0.16	0.04	0.10	0.03
Net realized and unrealized gain on investments and foreign currency	2.23	1.55	0.29	1.31	1.30
Total from investment operations	2.23	1.71	0.33	1.41	1.33

Less Distributions:
From net investment income	(0.04)	(0.26)	-	(0.02)	-
From net realized gain	(0.18)	(1.25)	(0.05)	(0.15)	-
Total distributions	(0.22)	(1.51)	(0.05)	(0.17)	-

Redemption Fee Proceeds[1]	- [2]	- [2]	-	-	-

Net asset value, end of period	$15.06	$13.05	$12.85	$12.57	$11.33

Total return[3]	17.13%	14.35%	2.69%	12.53%	13.30%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,124	$11,760	$386	$411	$57

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.04%	5.27%	1.90%	64.42%	119.14%[5]
After fees waived and expenses absorbed	1.15%	0.00%	0.69%	1.25%	1.25%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.88)%	(3.97)%	(0.90)%	(62.87)%	(117.59)%[5]
After fees waived and expenses absorbed	0.01%	1.30%	0.31%	0.30%	0.30%[5]
Portfolio turnover rate	38%	46%	233%	42%	97%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

WCM International Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,		For the Period
	2018	2017	November 30, 2015* through April 30, 2016
Net asset value, beginning of period	$11.58	$10.08	$10.00
Income from Investment Operations:
Net investment loss [1]	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain on investments and foreign currency	3.41	1.51	0.15
Net increase from payments by affiliates (Note 3)	-	0.01	-
Total from investment operations	3.36	1.50	0.14

Less Distributions:
From net investment income	-	-	(0.06)
From net realized gain	(0.15)	-	-
Total distributions	(0.15)	-	(0.06)

Redemption fee proceeds	- [2]	-	-

Net asset value, end of period	$14.79	$11.58	$10.08

Total return[3]	29.18%	14.88%[6]	1.39%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,705	$1,755	$624

Ratio of expenses to average net assets:
Before fees waived/absorbed	11.35%	19.60%	39.92%[5]
After fees waived/absorbed	1.40%	1.40%	1.40%[5]
Ratio of net investment loss to average net assets:
Before fees waived/absorbed	(10.33)%	(18.43)%	(38.75)%[5]
After fees waived/absorbed	(0.38)%	(0.23)%	(0.23)%[5]

Portfolio turnover rate	58%	59%	18%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Payments by affiliates had impact of 0.10% to the total return.

See accompanying Notes to Financial Statements.

WCM Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

Note 1 – Organization

WCM Focused International Growth Fund (the ‘‘International Growth” or “International Growth Fund”), WCM Focused Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), WCM Focused Global Growth Fund (“Global Growth” or “Global Growth Fund”) and WCM International Small Cap Growth Fund (the ‘‘International Small Cap Growth”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The International Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The International Growth Fund commenced investment operations on May 31, 2011 with the Institutional Class shares. The Investor Class shares commenced operations on August 31, 2011.

The Emerging Markets Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The Emerging Markets Fund commenced investment operations on June 28, 2013.

The Global Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The Global Growth Fund commenced investment operations on June 28, 2013.

The International Small Cap Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers one class of shares, Institutional Class. The International Small Cap Growth Fund commenced investment operations on November 30, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

(d) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2015-2018 for the International Growth, Emerging Markets and Global Growth and the open years ended April 30, 2016-2018 for International Small Cap Growth, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Certain funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with WCM Investment Management (the “Advisor”). Under the terms of the Agreement, the International Growth Fund, Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until August 31, 2027, and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class:

	Investment	Total Limit on Annual	Total Limit on Annual
	Advisory	Operating Expenses	Operating Expenses
	Fees	Investor Class†	Institutional Shares†
International Growth Fund	0.85%	1.50%	1.25%
Emerging Markets Fund	1.00%	1.65%	1.40%
Global Growth Fund	0.85%	1.40%	1.15%
International Small Cap Growth Fund	1.00%	-	1.40%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

In addition to its contractual expense limitation, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) of the Emerging Markets Fund from July 1, 2015 through October 31, 2018. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

For the year ended April 30, 2018, the Advisor waived its advisory fees and absorbed other expenses totaling $607,439, $192,464 and $218,085 for the Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund, respectively. The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor has voluntarily agreed not to seek recoupment of advisory fees waived or Fund expenses paid from the Emerging Markets Fund and Global Growth Fund during the period July 1, 2015 through April 30, 2017. Additionally, the Advisor has voluntarily agreed not to seek recoupment of advisory fees waived or Fund expenses paid from the Emerging Markets Fund during the period May 1, 2017 through October 31, 2018. For the period May 1, 2017 through April 30, 2018, the Advisor may recoup its advisory fees waived and absorbed other expenses totaling $192,464 for the Global Growth Fund. The Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At April 30, 2018, the amount of these potentially recoverable expenses was $45,692, $227,129 and $557,475 for the Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund, respectively. The Advisor may recapture all or a portion of these amounts no later than April 30, of the years stated below:

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
2019	$45,692	$34,665	$95,316
2020	-	-	244,074
2021	-	192,464	218,085
Total	$45,692	$227,129	$557,475

The Advisor reimbursed International Small Cap Growth Fund $1,927 for losses from a trade error during the 2017 fiscal period. This amount is reported on the Fund’s Statement of Changes and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had an impact of 0.10% to the total return.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended April 30, 2018, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or defer some or all payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended April 30, 2018, are reported on the Statements of Operations.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

Note 4 – Federal Income Taxes

At April 30, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Cost of investments	$4,706,067,848	$25,061,016	$32,420,345	$2,320,818

Gross unrealized appreciation	$1,101,270,926	$7,597,946	$3,789,502	$604,217
Gross unrealized depreciation	(82,409,736)	(1,228,204)	(601,276)	(91,946)
Net unrealized appreciation on investments	$1,018,861,190	$6,369,742	$3,188,226	$512,271

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net asset value per share. For the year ended April 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in-capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Undistributed Accumulated Net Investment Income/Loss	Accumulated Undistributed Net Realized Gain/Loss
International Growth Fund	$1,822	$2,309,002	$(2,310,824)
Emerging Markets Fund	$(440)	$(61,162)	$61,602
Global Growth Fund	$2	$5,717	$(5,719)
International Small Cap Growth Fund	$-	$10,374	$(10,374)

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Undistributed ordinary income	$13,193,102	$106,149	$10,646	$76,372
Undistributed long-term capital gains	124,603,757	-	332,851	143,338
Tax accumulated earnings	137,796,859	106,149	343,497	219,710

Accumulated capital and other losses	-	(199,133)	-	(891)
Unrealized appreciation (depreciation) on foreign currency	(24,261)	(1,261)	(116)	137
Unrealized appreciation on investments	1,018,861,190	6,369,742	3,188,226	512,271
Total accumulated earnings	$1,156,633,788	$6,275,497	$3,531,607	$731,227

The tax character of the distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017, for the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund were as follows:

	International Growth Fund		Emerging Markets Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary Income	$22,987,103	$14,000,276	$218,918	$157,545
Net long-term capital gains	516,592	44,351,581	-	-
Total distributions paid	$23,503,695	$58,351,857	$218,918	$157,545

	Global Growth Fund		International Small Cap Growth Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary Income	$55,809	$394,718	$-	$-
Net long-term capital gains	276,094	24,746	24,256	-
Total distributions paid	$331,903	$419,464	$24,256	$-

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

At April 30, 2018, the Funds had accumulated capital loss carryforwards as follows:
				International
	International	Emerging	Global	Small Cap
	Growth Fund	Markets Fund	Growth Fund	Growth Fund
Not subject to expiration:
Short-term	$-	$199,133	$-	$-
Long-term	-	-	-	-
Total	$-	$199,133	$-	$-

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of April 30, 2018, International Small Cap Growth Fund had qualified Late-Year Losses of $891.

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended April 30, 2018 and for the year ended April 30, 2017, redemption fees were as follows:

	April 30, 2018	April 30, 2017
International Growth Fund	$117,327	$44,522
Emerging Markets Fund	50	1
Global Growth Fund	289	2,171
International Small Cap Growth Fund	27	-

Note 6 – Investment Transactions

For the year ended April 30, 2018, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and securities sold short, were as follows:

	Purchases	Sales
International Growth Fund	$2,390,548,110	$1,212,575,497
Emerging Markets Fund	13,273,352	14,780,867
Global Growth Fund	25,343,218	7,838,567
International Small Cap Growth Fund	1,658,324	1,271,126

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

For the year ended April 30, 2018, for the International Growth Fund, Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class shares do not pay any distribution fees.

For the year ended April 30, 2018, for the International Growth Fund, Emerging Markets Fund and Global Growth Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2018, in valuing the Funds’ assets carried at fair value:

International Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Australia	$-	$232,072,380	$-	$232,072,380
Brazil	91,527,112	-	-	91,527,112
Canada	496,927,387	-	-	496,927,387
China	-	380,549,162	-	380,549,162
Denmark	-	160,098,300	-	160,098,300
France	-	681,987,382	-	681,987,382
Germany	-	199,870,109	-	199,870,109
India	186,957,598	-	-	186,957,598
Ireland	467,759,667	-	-	467,759,667
Italy	-	236,929,430	-	236,929,430
Japan	-	535,574,647	-	535,574,647
Mexico	150,968,744	-	-	150,968,744
Netherlands	145,261,700	-	-	145,261,700
Spain	-	57,627,718	-	57,627,718
Sweden	-	271,120,463	-	271,120,463
Switzerland	201,113,410	287,182,245	-	488,295,655
Taiwan	189,647,396	-	-	189,647,396
United Kingdom	-	394,285,859	-	394,285,859
Short-Term Investments	357,468,329	-	-	357,468,329
Total Investments	$2,287,631,343	$3,437,297,695	$-	$5,724,929,038

*	The Fund did not hold any Level 3 securities at period end.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

Emerging Markets Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Argentina	$687,710	$-	$-	$687,710
Brazil	2,959,956	-	-	2,959,956
China	2,894,873	6,240,171	-	9,135,044
Czech Republic	-	457,501	-	457,501
India	1,227,422	2,092,980	-	3,320,402
Indonesia	416,080	301,042	-	717,122
Luxembourg	278,117	-	-	278,117
Mexico	2,275,232	-	-	2,275,232
Peru	490,786	-	-	490,786
Philippines	-	227,637	-	227,637
Russia	1,316,452	-	-	1,316,452
South Africa	655,954	-	-	655,954
South Korea	445,746	1,251,990	-	1,697,736
Spain	507,563	-	-	507,563
Switzerland	412,014	590,314	-	1,002,328
Taiwan	1,813,840	520,543	-	2,334,383
Thailand	-	383,266	-	383,266
Turkey	-	161,264	-	161,264
United Arab Emirates	-	614,041	-	614,041
Vietnam	-	314,560	-	314,560
Short-Term Investments	1,893,704	-	-	1,893,704
Total Investments	$18,275,449	$13,155,309	$-	$31,430,758

*	The Fund did not hold any Level 3 securities at period end.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

Global Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Argentina	$1,102,714	$-	$-	$1,102,714
Canada	1,018,241	-	-	1,018,241
China	-	1,788,312	-	1,788,312
France	-	1,562,641	-	1,562,641
India	1,167,732	-	-	1,167,732
Italy	-	840,816	-	840,816
Japan	-	1,280,537	-	1,280,537
Netherlands	771,313	-	-	771,313
Sweden	-	807,502	-	807,502
Switzerland	852,143	772,765	-	1,624,908
Taiwan	1,026,154	-	-	1,026,154
United Kingdom	-	924,964	-	924,964
United States	20,050,457	-	-	20,050,457
Short-Term Investments	1,642,280	-	-	1,642,280
Total Investments	$27,631,034	$7,977,537	$-	$35,608,571

*	The Fund did not hold any Level 3 securities at period end.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

International Small Cap Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Australia	$-	$117,303	$-	$117,303
Brazil	29,450	-	-	29,450
Canada	74,588	-	-	74,588
China	-	94,589	-	94,589
Denmark	-	95,177	-	95,177
France	-	28,074	-	28,074
Germany	-	279,712	-	279,712
India	-	62,603	-	62,603
Ireland	95,445	-	-	95,445
Italy	-	78,784	-	78,784
Japan	-	453,872	-	453,872
Jersey	33,145	-	-	33,145
Malaysia	-	33,685	-	33,685
Luxembourg	33,756	-	-	33,756
Mexico	57,102	-	-	57,102
Netherlands	33,876	67,275	-	101,151
South Korea	47,505	137,614	-	185,119
Sweden	62,892	181,624	-	244,516
Switzerland	-	151,465	-	151,465
Taiwan	-	33,198	-	33,198
United Kingdom	110,942	243,984	-	354,926
Short-Term Investments	195,429	-	-	195,429
Total Investments	$774,130	$2,058,959	$-	$2,833,089

*	The Fund did not hold any Level 3 securities at period end.

WCM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2018

Transfers between Levels 1, 2, and 3 are recognized at the end of the reporting period. The following is a reconciliation of transfers between Levels for the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund from April 30, 2017 to April 30, 2018, represented by recognizing the April 30, 2018 market value of securities:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Transfers into Level 1	$-	$-	$-	$-
Transfers out of Level 1	(2,755,053,678)	(7,525,123)	(5,268,479)	(1,150,399)
Net transfers in (out) of Level 1	$(2,755,053,678)	$(7,525,123)	$(5,268,479)	$(1,150,399)

Transfers into Level 2	$2,755,053,678	$7,525,123	$5,268,479	$1,150,399
Transfers out of Level 2	-	-	-	-
Net transfers in (out) of Level 2	$2,755,053,678	$7,525,123	$5,268,479	$1,150,399

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds. For the year ended April 30, 2018, the Funds did not enter into any forward contracts.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of WCM Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund, and WCM International Small Cap Growth Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of April 30, 2018, and with respect to the WCM Focused International Growth Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, with respect to the WCM Focused Emerging Markets Fund and WCM Focused Global Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period June 28, 2013 (commencement of operations) to April 30, 2014, with respect to WCM International Small Cap Growth Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period November 30, 2015 (commencement of operations) to April 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, the results of their operations, the changes in their net assets, and their financial highlights for periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 29, 2018

WCM Funds

SUPPLEMENTAL INFORMATION (Unaudited)

For Federal income tax purposes, the International Growth Fund, the Global Growth Fund, and the International Small Cap Growth Fund designates long-term capital gain dividends of $516,592, $276,094 and $24,256, respectively, or amounts determined to be necessary, for the year ended April 30, 2018.

For the year ended April 30, 2018, 100.00%, 71.23%, 100.00%, and 0.00% of dividends paid from net investment income, including short-term capital gains from the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and the International Small Cap Growth Fund, respectively, are designated as qualified dividend income.

For the year ended April 30, 2018, 0.00%, 0.59%, 100.00%, and 0.00% of the dividends paid from net investment income, including short-term capital gains from the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund, respectively, are designated as dividends received deduction available to corporate shareholders.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Growth Fund designates $29,266,413 of income derived from foreign sources and $6,167,811 of foreign taxes paid or the amounts deemed necessary, for the year ended April 30, 2018.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the Emerging Markets Fund designates $294,085 of income derived from foreign sources and $37,914 of foreign taxes paid or the amounts deemed necessary, for the year ended April 30, 2018.

Of the ordinary income (including short-term capital gain) distributions made during the year ended April 30, 2018 the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock is:

	Foreign Source Income	Foreign Taxes Paid
International Growth Fund	$0.0813	$0.0171
Emerging Markets Fund	$0.1174	$0.0151

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 988-9801. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.

WCM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

WCM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

WCM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on December 5-6, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and WCM Investment Management (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

•	the WCM Focused Emerging Markets Fund (the “WCM Emerging Markets Fund”),

•	the WCM Focused Global Growth Fund (the “WCM Global Fund”),

•	the WCM Focused International Growth Fund (the “WCM International Fund”), and

•	the WCM International Small Cap Growth Fund (the “WCM Small Cap Fund”).

In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended September 30, 2017; and reports comparing the investment advisory fees and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The WCM Emerging Markets Fund’s annualized total return for the three-year period was above the Diversified Emerging Markets Fund Universe median return, the MSCI Emerging Markets Index return, and the Peer Group median return. The Fund’s total return for the one-year period was below the Peer Group and Fund Universe median returns and the Index return by 5.14%, 6.08%, and 7.49%, respectively. The Trustees noted the Investment Advisor’s explanation that for the one-year period, the Fund’s underperformance was attributable to a recent shift in the market in which cyclical sectors outperformed traditional growth sectors, and that lower quality securities, as measured by return on equity, outperformed higher quality securities during the period.

WCM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The WCM Global Fund’s annualized total return for the three-year period was above the MSCI All Country World Index return and the World Large Stock Fund Universe and Peer Group median returns. The Fund’s total return for the one-year period was below the Fund Universe median return by 3.23%, the Peer Group median return by 3.56%, and the Index return by 3.80%. The Trustees noted the Investment Advisor’s explanation that for the one-year period, the Fund’s underperformance was attributable to a recent shift in the market in which cyclical sectors outperformed traditional growth sectors, and that lower quality securities, as measured by return on equity, outperformed higher quality securities during the period.

•	The WCM International Fund’s annualized total returns for the three- and five-year periods were above the returns of the MSCI All Country World ex-U.S. Index, and above the median returns of the Peer Group and Foreign Large Growth Fund Universe. The Fund’s total return for the one-year period was below the Peer Group and Fund Universe median returns and the Index return by 1.57%, 2.22%, and 3.47%, respectively. The Trustees noted the Investment Advisor’s observation that the Fund’s performance, relative to the Peer Group, ranks in the 1st percentile for the three-year period and in the 12th percentile for the five-year period. The Trustees also considered the Investment Advisor’s explanation that for the one-year period, the Fund’s underperformance was attributable to a recent shift in the market in which cyclical sectors outperformed traditional growth sectors, and that lower quality securities, as measured by return on equity, outperformed higher quality securities during the period.

•	The WCM Small Cap Fund’s total return for the one-year period was above the MSCI All Country World ex-U.S. Index, but below the Peer Group and the Foreign Small/Mid Growth Fund Universe median returns by 0.46% and 0.52%, respectively. The Trustees noted the Investment Advisor’s explanation that the Fund’s underperformance was attributable to a recent shift in the market in which cyclical sectors outperformed traditional growth sectors, and that lower quality securities, as measured by return on equity, outperformed higher quality securities during the period. The Trustees also noted that the Fund had been operating for a short period, and that performance over longer periods would be more meaningful.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The WCM Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median and the Diversified Emerging Markets Fund Universe median. The Trustees noted that the Fund’s advisory fee was the same as advisory fee that the Investment Advisor charges to manage private funds using the same strategy as the Fund, but higher than the fees that the Investment Advisor charges to manage separate accounts for institutional clients and to sub-advise mutual funds using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients, that the Investment Advisor provides more services to the Fund than it does to funds for which it serves as sub-advisor, and that the Investment Advisor has contractually agreed to limit the Fund’s total operating expenses. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

WCM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group median and Fund Universe median by 0.16% and 0.17%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Morningstar were significantly lower than the average net assets of corresponding classes of the funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes and were therefore much larger than the Fund.

•	The WCM Global Fund’s annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and World Large Stock Fund Universe medians by 0.05%. The Trustees noted the Investment Advisor’s observation that it has not received any part of its advisory fee since the Fund’s inception due to its contractual expense cap. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges to manage separate accounts and private funds using the same strategy as the Fund, but higher than the sub-advisory fee that the Investment Advisor charges to sub-advise mutual funds using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients, and that the Investment Advisor provides more services to the Fund than it does to funds for which it serves as sub-advisor. The Trustees also noted that as the Fund’s advisor, the Investment Advisor has contractually agreed to limit the Fund’s total expenses. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.16% and 0.19%, respectively. The Trustees noted, however, that at $5 million, the average net assets of the Fund’s class considered by Morningstar were significantly lower than the average net assets of corresponding classes of the funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes and were therefore much larger than the Fund.

•	The WCM International Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Foreign Large Growth Fund Universe medians by 0.0575% and 0.1012%, respectively. The Trustees considered the significant asset size of the Fund and observed that at the Fund’s asset size, the Fund’s advisory fee is close to that of several other funds in the Peer Group. The Trustees also noted that the Investment Advisor had indicated it would consider implementing a fee breakpoint. The Trustees noted that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges to manage separate accounts and private funds using the same strategy as the Fund, but higher than the sub-advisory fee that the Investment Advisor charges to sub-advise mutual funds using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients, that the Investment Advisor provides more services to the Fund than it does to funds for which it serves as sub-advisor, and that the Investment Advisor has contractually agreed to limit the Fund’s total operating expenses. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

WCM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.05% and 0.12%, respectively. The Trustees considered the Investment Advisor’s observation that the total expenses paid by the Fund are not within the highest quartile of total expenses of Peer Group funds. The Trustees also noted that most of the funds in the Peer Group with lower total expenses than the Fund had significantly greater assets than the Fund.

•	The WCM Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Foreign Small/Mid Growth Fund Universe medians. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.15% and 0.22%, respectively. The Trustees noted, however, that at $1 million, the average net assets of the Fund were significantly lower than the average net assets of funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended September 30, 2017, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the WCM Emerging Markets Fund, WCM Global Fund, and WCM Small Cap Fund. The Board considered that the Investment Advisor had not realized any profits with respect to the WCM Emerging Markets Fund, WCM Global Fund, and WCM Small Cap Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the WCM International Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the WCM Emerging Markets Fund, WCM Global Fund, and WCM Small Cap Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow. With respect to the WCM International Fund, the Board noted that the Investment Advisor was sharing the benefits of economies of scale with the Fund’s shareholders by making additional investments with respect to personnel, compliance and regulatory monitoring, network infrastructure and cybersecurity, and updates to the office space to accommodate those investments, in order to ensure the level and quality of service to the Funds, and that the Investment Advisor has indicated that it would consider fee breakpoints at appropriate levels.

WCM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusions

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

WCM Funds

EXPENSE EXAMPLES

For the Six Months Ended April 30, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Focused International Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/17	4/30/18	11/1/17 – 4/30/18
Investor Class	Actual Performance	$1,000.00	$1,034.00	$6.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.29	6.56
Institutional Class	Actual Performance	1,000.00	1,035.90	5.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% and 1.06% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

WCM Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended April 30, 2018 (Unaudited)

Focused Emerging Markets Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/17	4/30/18	11/1/17 – 4/30/18
Investor Class	Actual Performance	$1,000.00	$1,081.00	$-
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	-
Institutional Class	Actual Performance	1,000.00	1,080.70	-
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	-

*	Expenses are equal to the Fund’s annualized expense ratio of 0.00% and 0.00% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Focused Global Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/17	4/30/18	11/1/17 – 4/30/18
Investor Class	Actual Performance	$1,000.00	$1,045.80	$7.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.82	6.99
Institutional Class	Actual Performance	1,000.00	1,047.00	5.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

International Small Cap Growth Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	11/1/17	4/30/18	11/1/17 – 4/30/18
Actual Performance	$1,000.00	$1,115.50	$7.35
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

WCM Funds

Each a series of Investment Managers Series Trust

Investment Advisor

WCM Investment Management

281 Brooks Street

Laguna Beach, California 92651

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
WCM Focused International Growth Fund – Investor Class	WCMRX	461418 386
WCM Focused International Growth Fund – Institutional Class	WCMIX	461418 444
WCM Focused Emerging Markets Fund - Investor Class	WFEMX	46141P 842
WCM Focused Emerging Markets Fund - Institutional Class	WCMEX	46141P 834
WCM Focused Global Growth Fund - Investor Class	WFGGX	46141P 826
WCM Focused Global Growth Fund - Institutional Class	WCMGX	46141P 818
WCM International Small Cap Growth Fund – Institutional Class	WCMSX	46141Q 683

Privacy Principles of the WCM Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the WCM Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 988-9801, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 988-9801, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 988-9801. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 988-9801.

WCM Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 988-9801

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-988-9801

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2018	FYE 04/30/2017
Audit Fees	$ 61,800	$ 59,550
Audit-Related Fees	N/A	N/A
Tax Fees	$ 11,200	$ 11,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2018	FYE 04/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2018	FYE 04/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/09/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/09/2018